0 The most efficient and most effective way to allocate capital to multi-family real estate Investor Presentation June 2023 Southgate Towers Miami, FL Ocean House, 707 Leahy, and One Ardmore Place were recognized in Q1 2023 as Top 100 Multifamily Properties as part of the Kingsley Excellence Awards Exhibit 99.1

AIR | COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

AIR's distinctive business model provides for peer-leading results

Since 2019, AIR leads Coastal peers in Same Store Revenue and NOI growth, and in the conversion of revenue to Free Cash Flow
AIR is expected to lead all peers in these metrics in 2023 and 2024

Same Store Revenue Growth (%)[(1)(2)]


131.3
123.2
115.2
2019
2020
2021
2022
2023 Midpoint Guidance
2024 Estimate

Same Store NOI Growth (%)[(1)(2)]


132.4
125.9
112.1
2019
2020
2021
2022
2023 Midpoint Guidance
2024 Estimate

Free Cash Flow Growth (%)[(1)(2)(3)]


123.6
121.3
100.1
2019
2020
2021
2022

FFO per Share Growth (%)[(1)(2)]


AIR Reported
AIR Run Rate
129.2
128.9
126.7
118.9
2021
2022
2023 Midpoint Guidance
2024 Estimate

AIR Communities | Coastal Peers | Sunbelt Peers

Third parties project peer-leading growth in 2024 in NOI and FFO per share[(2)]

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) 2024 Estimate for Same Store Revenue and Same Store NOI per GSA and FFO per share growth per Cap IQ as of 6/2/2023.
(3) Free Cash Flow ("FCF") defined as Same Store NOI less Net Property Management and G&A Expense and divided by Same Store Revenue. This metric is tracked internally by AIR as a key measure of efficiency with respect to its Same Store portfolio. Comparison with peers is made difficult by differences in business models and accounting, and exact numbers are false precision. This metric is intended to observe that highest operating margins and lowest G&A result in superior conversion of Same Store Revenue to Free Cash Flow. Guidance on Net Property Management and G&E Expense is not available for peers in 2023 and 2024, and so data points are excluded.

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AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Key Takeaways:

1. Peer-leading[1] Same Store performance
   - Sustained revenue growth across cycles
   - COE is flat despite an inflationary environment
   - Highest NOI and FCF margins
2. Accretive external growth
   - Expansion through trusted partnerships
   - Improves portfolio quality
   - Increases AIR's rate of growth
3. Attractive Run-Rate FFO growth
   - 2021 to 2023 trajectory
   - Future expectations
4. Strong Balance Sheet
   - Ample liquidity
   - Limited repricing & refunding risk
5. Attractive Valuation
   - Margins drive NAV growth

Year-Over-Year Same Store Revenue Growth (%)[1]

On track to outperform all peers in 2023 and 2024[2]


2023E Guidance(2)
8.0%
5.4%
6.0%
2024 Estimate(2)
4.3%
4.1%
3.3%
AIR Communities
Coastal Peers
Sunbelt Peers

YTD Signed Lease Growth & ADO (%)


Q1 2023
April
May(3)
New
Renewal
Blended
8.7%
8.4%
8.6%
8.1%
7.8%
8.0%
5.8%
7.4%
6.6%
97.5% ADO
96.4% ADO
95.6% ADO

Outperformed in Q1 2023 by more than 450 bps compared to the peer average

Blended lease growth is slowing in 2Q ~190 bps in May from 1Q 2023

- Driven primarily by slower new leasing in the Bay Area, Los Angeles, and Miami

ADO decreased ~180 bps in May from Q1 2023

- ~105 bps due to normal seasonality, consistent with expectations around frictional vacancy during peak leasing and equal to 2022
- ~75 bps due to incremental skips and evictions, allowing for replacement of non-paying residents as COVID-related government protections are lifted

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) 2023E reflects the mid-point of guidance for full year expectations. 2024E per GSA as of 6/2/2023.
(3) May reflects preliminary estimate of leasing results and average daily occupancy..

2

AIR | COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

Key Takeaways:

1. Peer-leading[1] Same Store performance
   - Sustained revenue growth across cycles
   - COE is flat despite an inflationary environment
   - Highest NOI and FCF margins
2. Accretive external growth
   - Expansion through trusted partnerships
   - Improves portfolio quality
   - Increases AIR's rate of growth
3. Attractive Run-Rate FFO growth
   - 2021 to 2023 trajectory
   - Future expectations
4. Strong Balance Sheet
   - Ample liquidity
   - Limited repricing & refunding risk
5. Attractive Valuation
   - Margins drive NAV growth

Revenue Growth Starts With High-Quality Residents

- AIR attracts high-quality residents with high incomes and strong credit
- Our residents:
  - Prefer stable communities and compatible neighbors;
  - Value stable onsite teams;
  - Can afford higher rents (including property upgrades); and
  - Reduce cost for AIR through high propensity to renew
- **Results are visible in AIR's (i) peer**-leading[1] **retention levels and (ii) "world class"** customer satisfaction levels
  - TTM resident retention of 61.9% (vs. TTM peer average of ~56%[2])
  - Recognition as a Kingsley Excellence Elite Five multifamily company and winner of the 2023 Kingsley Excellence Awards for customer service

Median Resident Income vs. Avg Rent / Unit



Median Income
Avg. Rent
$170,000
$2,773
$117,250
$2,114
2019
2020
2021
2022
2023

TTM Resident Turnover (%)[2]



43.2%
43.1%
39.7%
38.7%
38.1%
2019
2020
2021
2022
1Q23

At higher incomes, residents can afford higher rents, and choose premium upgrades

Higher retention results in higher NOI, with increased revenues and lower expenses

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Peer average retention based on full year 2022 results, as comparative information for Q1 2023 is not available.

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AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Key Takeaways:

1. Peer-leading[(1)] Same Store performance
   - Sustained revenue growth across cycles
   - COE is flat despite an inflationary environment
   - Highest NOI and FCF margins
2. Accretive external growth
   - Expansion through trusted partnerships
   - Improves portfolio quality
   - Increases AIR's rate of growth
3. Attractive Run-Rate FFO growth
   - 2021 to 2023 trajectory
   - Future expectations
4. Strong Balance Sheet
   - Ample liquidity
   - Limited repricing & refunding risk
5. Attractive Valuation
   - Margins drive NAV growth

Peer-leading in Cost Control

13+ year track record of flat compounded growth in COE

Driven by productivity gains


5-Year COE CAGR (%)(1)(2)
0.1%
2.2%
3.3%
1-Year COE CAGR (%)(1)(2)
-0.1%
4.8%
6.3%
AIR Communities
Coastal Peers
Sunbelt Peers

20 bps decline in COE in Q1 2023 compared to a peer average increase of 640 bps

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Controllable operating expense ("COE") defined as total same-store operating expenses less taxes, insurance, and utilities. Peer analysis based on reported full year financials for 2017-2022.

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AIR | COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

Key Takeaways:

1. Peer-leading[1] Same Store performance
   - Sustained revenue growth across cycles
   - COE is flat despite an inflationary environment
   - Highest NOI and FCF margins
2. Accretive external growth
   - Expansion through trusted partnerships
   - Improves portfolio quality
   - Increases AIR's rate of growth
3. Attractive Run-Rate FFO growth
   - 2021 to 2023 trajectory
   - Future expectations
4. Strong Balance Sheet
   - Ample liquidity
   - Limited repricing & refunding risk
5. Attractive Valuation
   - Margins drive NAV growth

NOI Margin & Cash Flow Conversion

Peer-leading[1] NOI margins for over 20+ consecutive quarters

Low G&A at less than 15 bps of GAV

2022 Same Store NOI Margin (%)


74.4%
69.5%
65.2%

2022 Free Cash Flow Conversion (%)[2]


66.8%
62.2%
58.2%

AIR Communities | Coastal Peers | Sunbelt Peers

Peer-leading margins and fixed-rate debt drive growth in run-rate FFO, up 10% in 2023 at the mid-point of guidance

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

(2) Free Cash Flow ("FCF") defined as Same Store NOI less Net Property Management and G&A Expense and divided by Same Store Revenue. This metric is tracked internally by AIR as a key measure of efficiency with respect to its Same Store portfolio. Comparison with peers is made difficult by differences in business models and accounting, and exact numbers are false precision. This metric is intended to observe that highest operating margins and lowest G&A result in superior conversion of Same Store Revenue to Free Cash Flow.

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AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Key Takeaways:

1. Peer-leading Same Store performance
   - Sustained revenue growth across cycles
   - COE is flat despite an inflationary environment
   - Highest NOI and FCF margins
2. Accretive external growth
   - Expansion through trusted partnerships
   - Improves portfolio quality
   - Increases AIR's rate of growth
3. Attractive Run-Rate FFO growth
   - 2021 to 2023 trajectory
   - Future expectations
4. Strong Balance Sheet
   - Ample liquidity
   - Limited repricing & refunding risk
5. Attractive Valuation
   - Margins drive NAV growth

External Growth Through Two New JV Partnerships

- **Two of the world's largest real estate investors have chosen to partner with AIR in** ventures with aggregate value of $1.2 billion(1)
- **Reflects endorsement of AIR's property management expertise and capability in** sourcing accretive growth opportunities
- Both partners have also committed to invest alongside AIR in support of future growth
  - Expect to pursue future stabilized, core investments in JV partnership with a global institutional investor
  - Expect to pursue value add opportunities in JV partnership with a global asset manager
- New JV partnerships are strategic to AIR through:
  - Promoting an increase in AIR's exposure to higher growth properties benefiting from the AIR Edge where 200+ bps spreads to our cost of capital can be achieved
  - Incremental property and asset management fees through higher AUM
  - Immediate reduction in leverage, returning AIR to <6x in Q2 2023
  - Expectation of increased investment capacity with future EBITDA growth
- **Transactions contemplated in AIR's full year FFO guidance and are neutral to** expectations for the year

Retaining property and asset management responsibilities leverages AIR's ability to scale our management platform effectively and efficiently, while expanding FFO margins for shareholder returns

Management fees expected to approximate 50 bps of third-party assets under management, further reducing our cost of capital

(1) See appendix for portfolio details.

6

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Key Takeaways:

1. Peer-leading Same Store performance
   - Sustained revenue growth across cycles
   - COE is flat despite an inflationary environment
   - Highest NOI and FCF margins
2. Accretive external growth
   - Expansion through trusted partnerships
   - Improves portfolio quality
   - Increases AIR's rate of growth
3. Attractive Run-Rate FFO growth
   - 2021 to 2023 trajectory
   - Future expectations
4. Strong Balance Sheet
   - Ample liquidity
   - Limited repricing & refunding risk
5. Attractive Valuation
   - Margins drive NAV growth

Joint Ventures Overview[(1)]	Global Institutional Investor JV Partnership	Global Asset Manager JV Partnership
Properties	10 properties in Philadelphia, Denver, San Diego, South Florida, and Washington DC	Huntington Gateway
Anticipated Closing Date	June 2023[(2)]	June 2023
Total Units	3,093	443
AIR / JV Partner Ownership	53% / 47%	30% / 70%[(3)]
Unlevered IRR	~8%	
NOI Cap Rate[(4)]	~5.6%	
Annual Management Fees	$2.5M	

(1) See appendix for portfolio details.
(2) The JV transaction with a global institutional investor is anticipated to close in June for eight of ten properties, with two subject to regulatory approvals which are expected before year-end 2023.
(3) AIR will receive 50% of JV cash flows during the hold period, while AIR's legal ownership equates to 30%.
(4) NOI Cap Rate based on trailing 12 months. AIR will maintain responsibility for asset and property management functions.

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AIR | COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

Key Takeaways:

1. Peer-leading Same Store performance
   - Sustained revenue growth across cycles
   - COE is flat despite an inflationary environment
   - Highest NOI and FCF margins
2. Accretive external growth
   - Expansion through trusted partnerships
   - Improves portfolio quality
   - Increases AIR's rate of growth
3. Attractive Run-Rate FFO growth
   - 2021 to 2023 trajectory
   - Future expectations
4. Strong Balance Sheet
   - Ample liquidity
   - Limited repricing & refunding risk
5. Attractive Valuation
   - Margins drive NAV growth

Portfolio Enhanced by Peer-leading[1] Capital Recycling

45% of GAV ($4.7B) recycled since Separation[2]

Average revenue per unit of $2,797, up 25% since Separation[2]

3rd highest average revenue per unit, 8.4% above peer average

AIR Capital Allocated to Acquisitions (%)


High Growth
Stabilized
As Reported
Pro Forma JV Transactions
100%
8%
92%
14%
86%
17%
83%
19%
81%
2020
2021
2022
Q1 2023
PF Q1 2023

Increasing the allocation of capital to acquisitions has resulted in accelerated rate of NOI growth and FFO accretion

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Reflects results pro forma for announced JV transactions.

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AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Key Takeaways:

1. Peer-leading Same Store performance
   - Sustained revenue growth across cycles
   - COE is flat despite an inflationary environment
   - Highest NOI and FCF margins
2. Accretive external growth
   - Expansion through trusted partnerships
   - Improves portfolio quality
   - **Increases AIR's rate of growth**
3. Attractive Run-Rate FFO growth
   - 2021 to 2023 trajectory
   - Future expectations
4. Strong Balance Sheet
   - Ample liquidity
   - Limited repricing & refunding risk
5. Attractive Valuation
   - Margins drive NAV growth

Increased Rate of Growth is Visible in 2023 Performance

Acquisition NOI anticipated to grow at rates ~2-3x market levels in years two to four, before reverting to stabilized Same Store trends

Class of 2021: Contribution to Q1 2023 SSNOI Growth(2)


27.3%
11.4%
12.7%
Class of 2021
Same Store (excl. Class of 2021)
Same Store

Class of 2021

- Now in Same Store; 27.3% NOI growth in Q1 2023
- Projected to contribute ~1% to Same Store NOI growth in 2023

Class of 2022

- Generated sequential revenue growth of 5.5% in its first comparable full quarter of performance

Class of 2023

- ADO increased by 120 bps above underwriting in first 90-days of AIR ownership

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Class of 2021 acquisitions defined as City Center on 7th, North Park, Huntington Gateway, Vaughan Place, and Residences at Capital Crescent Trail. Class of 2022 acquisitions defined as the Reserve at Coconut Point, Watermarc at Biscayne Bay, Willard Towers, and The District at Flagler Village. Class of 2023 acquisitions defined as Southgate Towers.

9

AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Key Takeaways:

1. Peer-leading Same Store performance
   - Sustained revenue growth across cycles
   - COE is flat despite an inflationary environment
   - Highest NOI and FCF margins
2. Accretive external growth
   - Expansion through trusted partnerships
   - Improves portfolio quality
   - Increases AIR's rate of growth
3. Attractive Run-Rate FFO growth
   - 2021 to 2023 trajectory
   - Future expectations
4. Strong Balance Sheet
   - Ample liquidity
   - Limited repricing & refunding risk
5. Attractive Valuation
   - Margins drive NAV growth

Run-Rate FFO per Share(2)

2023 FFO per share (at the mid-point) guidance reflects ~10% growth over run-rate in 2022, which compares to peer average FFO growth of ~4%


Annual Run-Rate FFO per Share(2)
$1.97
+11.2%
$2.19
+10.0%
$2.41
2021 Run-Rate
2022 Run-Rate
2023 Guidance (Mid-point)

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Run-Rate FFO excludes earnings related to the Aimco note receivable and its repayment in 2022.

10

AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Key Takeaways:

1. Peer-leading Same Store performance
   - Sustained revenue growth across cycles
   - COE is flat despite an inflationary environment
   - Highest NOI and FCF margins
2. Accretive external growth
   - Expansion through trusted partnerships
   - Improves portfolio quality
   - Increases AIR's rate of growth
3. Attractive Run-Rate FFO growth
   - 2021 to 2023 trajectory
   - Future expectations
4. Strong Balance Sheet
   - Ample liquidity
   - Limited repricing & refunding risk
5. Attractive Valuation
   - Margins drive NAV growth

Looking Forward...

Annualization of 2H 2023 FFO (at the mid-point of guidance) would result in FFO per share of $2.58

Growth rate of ~7% above 2023 forecasted results (at the mid-point)

For reference, every incremental 1% of NOI equates to ~$0.03 of FFO per share on an annualized basis

FFO Growth Assuming 2H 2023 Annualization


$2.41
2H 2023: $1.29
1H 2023: $1.12
+7%
$2.58
2023
FFO per Share
Guidance
(@ Mid-Point)
2H 2023
Annualized
FFO per Share

Consistent with the consensus estimate for 2024, AIR's annualized 2H 2023 growth rate is highest among peers(2)

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA
(2) Calculated based on mid-point of 2023 full year guidance.

11

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Key Takeaways:

1. Peer-leading Same Store performance
   - Sustained revenue growth across cycles
   - COE is flat despite an inflationary environment
   - Highest NOI and FCF margins
2. Accretive external growth
   - Expansion through trusted partnerships
   - Improves portfolio quality
   - Increases AIR's rate of growth
3. Attractive Run-Rate FFO growth
   - 2021 to 2023 trajectory
   - Future expectations
4. Strong Balance Sheet
   - Ample liquidity
   - Limited repricing & refunding risk
5. Attractive Valuation
   - Margins drive NAV growth

Ample Liquidity & Limited Financial Risk

- Liquidity of $2B(2), more than 3x the peer average(3)
- No debt maturities for three years with available liquidity to repay all refunding obligations for next six years
- No floating rate debt(2) versus peer average of 6%
- Proceeds from JV partnerships anticipated to reduce Net Leverage to EBITDAre to below 6.0x in 2Q 2023
  - Leverage had been elevated in 1Q 2023 after the acquisition of Southgate Towers

AIR Refunding Schedule ($M)

Proceeds from JV transactions in part expected to be used to repay outstanding borrowings on the revolving credit facility, as well ~25% of 2025 maturities


No debt maturing before Q2 2025
$-
$-
$886
$581
$228
$129
$200
$268
$149
$267
$377
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033+

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Pro forma for the announced JV transactions and assumes proceeds are used to repay outstanding borrowings on the revolving credit facility.
(3) Based on available liquidity as a % of estimated GAV per GSA as of Q1 2023.

12

AIR | COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

Key Takeaways:

1. Peer-leading Same Store performance
   - Sustained revenue growth across cycles
   - COE is flat despite an inflationary environment
   - Highest NOI and FCF margins
2. Accretive external growth
   - Expansion through trusted partnerships
   - Improves portfolio quality
   - Increases AIR's rate of growth
3. Attractive Run-Rate FFO growth
   - 2021 to 2023 trajectory
   - Future expectations
4. Strong Balance Sheet
   - Ample liquidity
   - Limited repricing & refunding risk
5. Attractive Valuation
   - Margins drive NAV growth



Premium / (Discount) to NAV & Implied Cap Rate(1)(2)
Net Asset Value
-18.3%
-17.9%
-17.6%
Implied Cap Rate (%)
5.9%
5.8%
6.1%
FFO Multiple(1)(2)
2023E FFO (x)
14.9x
16.5x
16.0x
2024E FFO (x)
14.1x
15.8x
15.4x
AIR Communities
Coastal Peers
Sunbelt Peers

AIR's potential for sustained FFO growth supported by…

+ High operating leverage – sustained, disciplined cost control and low overhead

+ Fixed-rate financial leverage – minimal repricing and refunding risk

***…making AIR an attractive long*-term investment**

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Per GSA and S&P Cap IQ as of 6/2/2023.

13

14 The most efficient and most effective way to allocate capital to multi-family real estate Watermarc at Biscayne Bay Miami, FL Appendix

15 The most efficient and most effective way to allocate capital to multi-family real estate Property Location Units Ownership Sold Average Revenue per Unit Huntington Gateway Alexandria, VA 443 70%(1) $2,318 Locust on the Park Philadelphia, PA 151 47% $3,161 Riverloft Philadelphia, PA 184 47% $2,805 Park Towne Place Philadelphia, PA 941 47% $2,675 Township at Highlands Centennial, CO 161 47% $2,646 Creekside Denver, CO 329 47% $1,477 Boston Lofts Denver, CO 158 47% $1,996 Four Quarters Habitat Kendall, FL 336 47% $2,387 Island Club Oceanside, CA 592 47% $2,365 Avery Row Arlington, VA 67 47% $3,328 Latrobe Washington, D.C. 175 47% $2,507 Total / Weighted Average per Unit 3,536 47% $2,440 Properties contributed to newly created strategic partnerships (1) Legal ownership sold is 70%, while AIR will receive 50% of JV cash flows during the hold period..

16 The most efficient and most effective way to allocate capital to multi-family real estate (1) Free Cash Flow (“FCF”) defined as Same Store NOI less Net Property Management and G&A Expense and divided by Same Store Revenue. This metric is tracked internally by AIR as a key measure of efficiency with respect to its Same Store portfolio. Comparison with peers is made difficult by differences in business models and accounting, and exact numbers are false precision. This metric is intended to observe that highest operating margins and lowest G&A result in superior conversion of Same Store Revenue to Free Cash Flow. Calculation of Same Store Revenue to Free Cash Flow Conversion %(1) ($ in 000s, unless noted)  AIR ESS UDR EQR AVB CPT MAA Q1 2023 Actuals Same Store Revenue (GAAP) $157,902 $389,600 $379,439 $681,675 $622,449 $310,126 $500,010 Same Store NOI (GAAP) $116,655 $274,804 $265,745 $454,885 $430,430 $201,405 $328,436 Net Property Management (6,286) (8,667) (11,703) (31,466) (30,785) (8,132) (17,928) General & Administrative (5,800) (15,311) (17,480) (16,165) (20,400) (15,356) (15,923) Free Cash Flow $104,569 $250,826 $236,562 $407,254 $379,245 $177,917 $294,585 Average Average Conversion % 66% 64% 62% 60% 61% 62% 57% 59% 58% Implied Revenue % Increase for Breakeven with AIR 7% 14% 2022 Actuals Same Store Revenue (GAAP) $544,538 $1,479,975 $1,330,981 $2,533,577 $2,224,125 $1,144,659 $1,924,709 Same Store NOI (GAAP) $404,949 $1,047,379 $926,831 $1,731,286 $1,540,390 $753,204 $1,242,695 Net Property Management (22,895) (29,565) (44,130) (110,304) (114,292) (25,929) (65,463) General & Administrative (18,481) (56,577) (64,144) (58,710) (74,064) (60,413) (58,833) Free Cash Flow $363,573 $961,237 $818,557 $1,562,272 $1,352,034 $666,862 $1,118,399 Average Average Conversion % 67% 65% 62% 62% 61% 62% 58% 58% 58% Implied Revenue % Increase for Breakeven with AIR 7% 15%

17 The most efficient and most effective way to allocate capital to multi-family real estate Forward-Looking Statements / Non-GAAP Measures This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding projected results and specifically forecasts of 2023 results, including but not limited to: Pro forma FFO and selected components thereof; AIR’s ability to maintain current or meet projected occupancy, rental rate, and property operating results; operating performance of acquisition communities; expectations regarding dispositions and the use of proceeds thereof; expectations regarding acquisitions; and liquidity and leverage metrics. We caution investors not to place undue reliance on any such forward-looking statements. These forward-looking statements are based on management’s judgment as of this date, which is subject to risks and uncertainties. Risks and uncertainties that could cause actual results to differ materially from our expectations include, but are not limited to, real estate and operating risks, including fluctuations in real estate values and the general economic climate in the markets in which we operate and competition for residents in such markets; national and local economic conditions, including inflation, the pace of job growth and the level of unemployment; the timing and effects of acquisitions and dispositions; changes in operating costs, insurance risks, including the cost of insurance, and those described from time to time in filings by AIR with the Securities and Exchange Commission (“SEC”), including in the section entitled “Risk Factors” in Item 1A of AIR’s Annual Report on Form 10-K for the year ended December 31, 2022, and the “Risk Factors” section of registration statements filed with the Securities and Exchange Commission. Readers should carefully review AIRs financial statements and the notes thereto, as well as the documents AIR files from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These forward-looking statements reflect management’s judgment as of this date, and AIR assumes no obligation to revise or update them to reflect future events or circumstances.